Exhibit 99.2

 Investor Presentation  Fourth Quarter and Full Year 2024 Results  Draft v4.5  1/21/24

 Forward-Looking Statements and Other Matters  This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, liquidity and capital ratios and other non-historical statements. Words or phrases such as “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “strategy,” or similar expressions are intended to identify these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made, except as required by law.  Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to: (i) changes in general economic conditions, either nationally or in our market areas, including the impact of supply chain disruptions, and the risk of recession or an economic downturn; (ii) changes in the interest rate environment, including the recent and potential future changes in the FRB benchmark rate, which could adversely affect our revenue and expenses, the value of assets and obligations, the realization of deferred tax assets, the availability and cost of capital and liquidity, and the impacts of continuing or renewed inflation; (iii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of our underwriting practices and the risk of fraud, any of which may lead to increased loan delinquencies, losses, and non-performing assets, and may result in our allowance for credit losses not being adequate; (iv) fluctuations in the demand for loans, and fluctuations in commercial and residential real estate values in our market area; (v) the quality and composition of our securities portfolio; (vi) our ability to develop and maintain a strong core deposit base, including among our venture banking clients, or other low cost funding sources necessary to fund our activities particularly in a rising or high interest rate environment; (vii) the rapid withdrawal of a significant amount of demand deposits over a short period of time; (viii) the costs and effects of litigation; (ix) risks related to the Company’s acquisitions, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; and our inability to achieve expected revenues, cost savings, synergies, and other benefits; and in the case of our recent acquisition of PacWest Bancorp (“PacWest”), reputational risk, regulatory risk and potential adverse reactions of the Company's or PacWest's customers, suppliers, vendors, employees or other business partners; (x) results of examinations by regulatory authorities of the Company and the possibility that any such regulatory authority may, among other things, limit our business activities, restrict our ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase our allowance for credit losses, result in write-downs of asset values, restrict our ability or that of our bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xi) legislative or regulatory changes that adversely affect our business, including changes in tax laws and policies, accounting policies and practices, privacy laws, and regulatory capital or other rules; (xii) the risk that our enterprise risk management framework may not be effective in mitigating risk and reducing the potential for losses; (xiii) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xiv) failures or security breaches with respect to the network, applications, vendors and computer systems on which we depend, including due to cybersecurity threats; (xv) our ability to attract and retain key members of our senior management team; (xvi) the effects of climate change, severe weather events, natural disasters such as earthquakes and wildfires, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; (xvii) the impact of bank failures or other adverse developments at other banks on general depositor and investor sentiment regarding the stability and liquidity of banks; (xviii) the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; (xix) our existing indebtedness, together with any future incurrence of additional indebtedness, could adversely affect our ability to raise additional capital and to meet our debt obligations; (xx) the risk that we may incur significant losses on future asset sales; and (xxi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and from time to time in other documents that we file with or furnish to the SEC.  Included in this presentation are certain non-GAAP financial measures, such as tangible assets, tangible equity to tangible assets, tangible book value per common share, adjusted net earnings (loss), return on average tangible common equity, adjusted return on average tangible common equity, pre-tax pre-provision income, and adjusted pre-tax pre-provision income, designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the “Non-GAAP Financial Information” and “Non-GAAP Reconciliation” sections of the appendix of this presentation for additional detail including reconciliations of non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.  Fourth Quarter 2024 Earnings | 2

 Update on California Wildfires  Fourth Quarter 2024 Earnings | 3  We are committed to supporting the recovery efforts to help rebuild Los Angeles  Launched the Banc of California Wildfire Relief and Recovery Fund and donated $1mm through our Foundation to aid relief and rebuilding efforts  We are not currently aware of any material impact on our loan portfolio, collateral or facilities from the wildfires  Four commercial and three residential properties have been impacted, but all such collateral has insurance coverage in place  Continuing to monitor and assess for potential exposure

4Q24 Financial Highlights

- Strong growth in core earnings with adjusted PTPP[1] of $82.9mm up 4% QoQ driven by:
  - Cost of funds down 27 bps QoQ to 2.55%
  - NIM expansion of 11 bps QoQ to 3.04%
  - Noninterest operating expenses down 7% QoQ
- Noninterest income declined QoQ due to lower income on CRA equity investments; otherwise stable QoQ
- Core loan portfolio[4] increased $334mm or 6% annualized to $22.8B
- Average NIB deposits increased 1.4% QoQ to 29.1% of total average deposits
- Maintained strong balance sheet with robust liquidity and wholesale funding ratio of 10.3% down 0.4% QoQ
- CET 1 and TBVPS increased driven by earnings growth
- ACL coverage ratio of 1.13% is bolstered by economic coverage ratio of 1.72%[5]

EPS of $0.28 driven by NIM expansion and lower noninterest expenses

		4Q24	3Q24
Operating Results	PTPP[1] / Adjusted PTPP[1]	$82.9mm/NA	$20.5mm/$80.0mm
	EPS / Adjusted EPS[1]	$0.28/NA	($0.01)/$0.25
	ROAA / Adjusted ROAA[1]	0.67%/NA	0.10%/0.59%
	ROATCE[1] / Adjusted ROATCE[1]	7.35%/NA	0.70%/7.30%
	NIM	3.04%	2.93%
Balance Sheet Results	Cash / assets[2]	7.5%	7.6%
	Loans / deposits	87.6%	87.8%
	Loan yield	6.01%	6.18%
	Cost of deposits	2.26%	2.54%
	Wholesale funding / assets[3]	10.3%	10.7%
	Avg. NIB deposits / avg. deposits	29.1%	27.7%
Increasing Capital	CET 1 capital ratio	10.55%	10.46%
	Total risk-based capital ratio	17.05%	17.00%
	Book value per share	$17.78	$17.75
	Tangible book value per share[1]	$15.72	$15.63
Credit Reserves	ACL ratio	1.13%	1.20%

1. Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation.
2. Includes restricted cash of $184.2mm.
3. Wholesale funding defined as borrowings plus brokered time deposits.
4. Core loans excludes premium finance loans, student loans and Civic loans.
5. Economic coverage ratio adjusts our ACL coverage ratio to include the loss coverage from credit-linked notes and unearned credit marks from purchase accounting. Denotes a non-GAAP measure, see Non-GAAP Reconciliation" slides at end of presentation.

BANC OF CALIFORNIA

Fourth Quarter 2024 Earnings | 4

 4Q24 Earnings Results  3Q24  4Q24  -28 bps  3Q24  4Q24  -32 bps  3Q24  4Q24  -27 bps  Cost of funds  Cost of deposits  Cost of interest-bearing liabilities  Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides at end of presentation.   Net interest income of $235.3mm increased 1.3% QoQ:  Interest expense declined $25.5mm due to reduction in cost of funding  Interest income declined $22.4mm driven by impact of rate cuts on cash and floating rate loans and securities  Noninterest income declined QoQ due to lower income on CRA equity investments; otherwise stable QoQ  Operating expense declined 7% QoQ to $182.4mm mainly driven by lower compensation expenses  Provision was largely driven by net charge off activity   Taxes lower mostly due to YTD true-up adjustment for the state tax rate  Fourth Quarter 2024 Earnings | 5  Strong earnings growth driven by declining cost of funds and noninterest expenses

2025 outlook reflects growth in core profitability drivers

2025 Strategic Priorities

- Strengthen core earnings power through loan and noninterest-bearing deposit growth, prudent expense management and revenue base diversification
- Expand network of clients and deepen existing client relationships to drive relationship-based deposit and loan growth
- Grow and protect the balance sheet by maintaining robust credit quality, reserve coverage, liquidity and capital levels
- Strategically deploy capital with potential to grow balance sheet, further reposition and other opportunities to drive higher shareholder returns
- Maintain neutral balance sheet position to remain nimble and prepared for a dynamic market environment

	2025 Outlook	Key factors
Loans	Target mid to high single digit growth	Driven by growth in commercial loans Assumes relatively stable economic conditions
Deposits	Target mid to high single digit growth Target NIB deposits / deposits >30%	Broad based growth across our businesses
Net interest margin	Target NIM of 3.20% - 3.30% for FY 2025	Assumes no further rate cuts in 2025
Noninterest expense (NIE)	NIE average of $190mm-$195mm per quarter Customer related expenses average of $27mm-$29mm per quarter	Invest to accommodate growth 1Q seasonality with reset of comp. & benefit accruals
Balance sheet metrics	Wholesale funding ratio[1] 10-12% Loan / deposits 85% - 93%	Evaluate opportunities to optimize balance sheet (e.g. investment securities portfolio, discontinued loan portfolio)

Future state financial targets remain unchanged

- ROAA ~1.1%+
- ROTCE ~13%+

- Continue to make consistent, meaningful progress toward goals
- Timing will depend on continued execution of core strategy combined with the impact of the economic and interest rate environments

1. Wholesale funding defined as borrowings plus brokered time deposits.

BANC OF CALIFORNIA

Fourth Quarter 2024 Earnings | 6

 Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides at end of presentation.  Wholesale funding defined as borrowings plus brokered time deposits.  Balance Sheet  Stable balance sheet following repositioning actions  Stable balance sheet as loan growth was partially offset by declines in other assets  Core loan portfolio increased $334mm or 6% annualized to $22.8B  Wholesale funding ratio decreased to 10.3%, down from 10.7% in 3Q24 due to decrease in brokered time deposits  Average NIB deposits increased 1.4% to 29.1% of total average deposits, up from 27.7% in 3Q24  Spot NIB deposits decreased 0.7% QoQ to 28.4% of total deposits mostly due to year-end seasonality   CET 1 ratio of 10.55%, 9 bps higher QoQ  4Q24 Highlights   Fourth Quarter 2024 Earnings | 7

 Net Interest Income and Net Interest Margin Expansion  NIM expanded 11 bps to 3.04%  NII increase of $3.1mm reflects:  Lower interest-bearing deposits costs (decrease of 34 bps) driven by lower brokered deposits and growth in NIB  Higher securities yield due to the repositioning completed in mid-3Q24   Lower yields on loans driven by impact of rate cuts on floating rate loans  Lower average cash balances  1.69%  $151.0  4Q23  2.66%  $229.1  1Q24  2.80%  $229.5  2Q24  2.93%  $232.2  3Q24  3.04%  $235.3  4Q24  Net Interest Income (NII) ($mm) and Net Interest Margin (NIM) (%)  Impact to NII ($mm) from cumulative change in yields, rates and mix  3Q24  Deposits  +$2.8  Securities  -$1.4  Borrowings  -$12.6  Cash / Other EA  -$12.6  Loans  4Q24  $232.2  +$26.9  $235.3  Lower funding costs drove NII and NIM expansion   Fourth Quarter 2024 Earnings | 8  4Q24 Highlights

 Funding Cost Reduction Actions and Mix Shift  Deposit costs declined QoQ driven by repricing actions resulting in 54% beta on interest-bearing deposits   Overall funding mix continues to strengthen  Core deposits (excluding brokered CDs) increased to 87.9% of total funding  Higher cost borrowings declined to 4.9% of total funding   Strengthening deposit composition trends reflect success of community bank-focused strategy   4Q24 Highlights  Strengthening Funding Mix(1)  Lower interest expenses driven by stronger funding mix and deposit repricing  4Q23  1Q24  4.8%  2Q24  5.6%  3Q24  4.9%  4Q24  Deposits excluding brokered CDs  Brokered CDs  Borrowings  4Q23  1Q24  2Q24  3Q24  2.26%  4Q24  Reduced Cost of Liabilities  Excludes subordinated debt and accrued interest payable and other liabilities.  Average total cost of funds  Average total cost of deposits  % of Total Funding(1)   Fourth Quarter 2024 Earnings | 9

Noninterest Income Composition

4Q24 Highlights

- Dividends and gains on equity investments down $4mm QoQ due to both mark-to-market and income from CRA equity investments
- Service charges on deposits and other commissions and fees were relatively stable
- 3Q24 included multiple noteworthy items including lease residual gain, positive fair value adjustments and securities repositioning losses
- Stability of fee income excluding noteworthy items

4Q24 noninterest income lower due primarily to negative mark-to-market adjustment on CRA equity investments



($ in millions)
$34.3[1,2]
$4.7
$8.1
$11.7
$3.1
$6.6
$28.7[1]
$34.3[1,2]
$4.5
$8.6
$11.5
$1.2
$2.8
$44.6[1]
$35.0[1,3]
$4.6
$8.3
$17.2
$3.7
$10.8
$29.4[1]
$34.0[1,4]
$4.8
$8.2
$10.7
$0.0
$5.7
1Q24
2Q24
3Q24
4Q24
Service Charges on Deposits
Other Commissions and Fees
Leased Equipment Income
Dividends and Gains on Equity Investments
Other Income

1. Excludes gain (loss) on sale of securities and loans.
2. Illustrative fee income when excluding $2.4mm negative mark for Credit-Linked Notes and negative $3.2mm mark for equity CRA investments.
3. Illustrative fee income when excluding $4.4mm positive mark for Credit-Linked Notes, negative $1.5mm mark for equity CRA investments and $6.4mm lease equipment gain.
4. Illustrative fee income when excluding negative $4.0mm mark for equity CRA investments and $600K for loss on disposal of fixed assets.

Note: Other income includes revenue from BOLI, warrants, distributions and other miscellaneous gains or losses.

BANC OF CALIFORNIA

Fourth Quarter 2024 Earnings | 10

Noninterest Expenses

4Q24 Highlights

- Adjusted noninterest expense down 36% from normalized 4Q23 expenses[1,2]
- Adjusted noninterest expense excluding customer related expenses / average assets ratio of 1.79%[1]
- Compensation expenses declined 9% QoQ due to lower headcount and lower employee equity costs
  - Compensation expenses generally seasonally lower in 4Q
  - 1Q25 compensation expected to increase due to seasonality with reset of compensation and benefit accruals
- Customer-related expenses down $2.8mm QoQ due to lower Fed Funds rate
- Headcount at 4Q24 down approximately 660 FTE to ~1,900 FTE since the merger was announced in July 2023

Noninterest expenses declined reflecting continued efficiency gains

($ in millions)	4Q24	3Q24	2Q24	1Q24	4Q23	Normalized 4Q23[2]
Compensation	$ 77.7	$ 85.6	$ 85.9	$ 92.2	$ 89.4	$ 114.9
Occupancy	15.7	16.9	17.5	18.0	15.9	18.0
Information technology and data processing	14.5	15.0	15.5	15.4	13.1	16.3
Professional services	5.5	5.1	5.2	5.1	3.0	5.6
Insurance and assessments	11.2	12.7	26.4	20.5	60.0	60.0
Intangible asset amortization	7.8	8.5	8.5	8.4	4.2	4.2
Leased equipment depreciation	7.1	7.1	7.5	7.5	7.4	7.5
Loan expense	4.5	4.0	4.3	4.5	4.4	4.4
Other expense	6.8	7.3	13.1	8.0	8.5	6.8
Customer related expense	31.7	34.5	32.4	30.9	45.8	45.8
Adjusted noninterest expense[1]	**$ 182.4**	**$ 196.7**	**$ 216.3**	**$ 210.5**	**$ 251.8**	**$ 283.6**
Adjusted noninterest expense excluding customer related expenses[1]	**$ 150.7**	**$ 162.2**	**$ 183.9**	**$ 179.6**	**$ 206.0**	**$ 237.8**



Adjusted Noninterest Expense / Average Assets Ratio(1)
2.99%
2.51%
2.26%
1.92%
2.43%
2.06%
2.27%
1.87%
2.16%
1.79%
4Q23 Normalized(2)
1Q24
2Q24
3Q24
4Q24
Adjusted Noninterest Expense / Average Assets Ratio(1)
Adjusted Noninterest Expense Excluding Customer Related Expenses / Average Assets Ratio(1)

BANC OF CALIFORNIA

1. Denotes a non-GAAP measure, see Non-GAAP Reconciliation" slides at end of presentation.
2. $283.6 million normalized expenses adjusted to include combined company expenses for a full quarter and adjust incentive compensation to target.

Fourth Quarter 2024 Earnings | 11

 Customer-Related Expenses  Customer-related expenses of $31.7mm down 8% QoQ  ~86% of customer-related expenses are earnings credit rate (ECR) payments to customers to reimburse for cash expenses   ECR related expenses of $27.4mm down 8% QoQ  Indexed to the Fed Funds rate and will continue to fluctuate with Fed rate moves  > 90% of ECR expenses are related to our HOA clients  $3.7B or 14% of total deposits are HOA  Substantially all HOA deposits have ECR expenses  4Q24 Highlights  Customer-related expenses down due to lower ECR expenses  Adjusted Noninterest Expense Detail(1) ($mm)  $30.9  $20.5  $66.9  $92.2  1Q24  $32.4  $26.4  $71.5  $85.9  2Q24  $34.5  $12.7  $64.0  $85.6  3Q24  $31.7  $11.2  $61.9  $77.7  4Q24  $210.5  $216.3  $196.7  $182.4  Salary & employee benefits  Other operating expenses  Insurance and assessments  Customer-related expenses  FDIC Special Assessment:  1Q24: $4.8  Customer-Related Expenses ($mm)  $26.1  $4.9  1Q24  $27.7  $4.7  2Q24  $29.9  $4.6  3Q24  $27.4  $4.2  4Q24  $30.9  $32.4  $34.5  $31.7   Fourth Quarter 2024 Earnings | 12  ECR Expenses  Other  Denotes a non-GAAP measure, see Non-GAAP Reconciliation” slides at end of presentation.

 Building a Strong Commercial Deposit Franchise  Cost of deposits declined significantly QoQ   Total cost of deposits down 28 bps   Cost of IB deposits down 34 bps  Achieved 54% beta on IB deposits  Core deposits (excluding CDs) increased $241mm QoQ or 4% annualized  Average NIB deposits increased to 29.1% of total average deposits, up from 27.7% in 3Q24  Spot NIB deposits decreased 1.2% QoQ to 28.4% of total deposits mostly due to year-end seasonality  4Q24 Highlights  Core deposit growth QoQ driven by checking and money market accounts  Management has a track record of successful deposit strategy execution  Average Fed Funds Rate  Average Total Cost of Deposits  4Q23  1Q24  2Q24  3Q24  4Q24  CDs  Brokered CDs  Money Market & Savings  Interest-bearing Checking  Noninterest-bearing Checking   Fourth Quarter 2024 Earnings | 13

NIB Deposit Growth Remains a Key Priority

4Q24 Highlights

- Enterprise-wide focus
- Deposit incentive programs, including competitions and leaderboards
- RM performance goals include specific NIB targets
- Ensure existing and new relationships have appropriate deposit balances with the bank
- Line of business-specific approach to NIB growth and new customer acquisition

Steady growth continuing in new NIB business deposit relationships and balances(1)



650
1,288
1,889
2,390
$107.3
$257.8
$382.6
$439.2
1Q24
2Q24
3Q24
4Q24
Cumulative New NIB Business Deposits Accounts
Cumulative New NIB Business Deposits ($ millions)

BANC OF CALIFORNIA

1. Includes new NIB deposits from relationships opened over the last two years from the quarter referenced.

Fourth Quarter 2024 Earnings | 14

 Diversified Loan Portfolio  Core loan portfolio(1) increased $334mm or 6% annualized driven by growth across nearly all segments and primarily in warehouse and fund finance   Construction loans declined $287mm due to expected payoffs   Core portfolio comprises 96% of total loans   4Q24 loan originations including production, purchased loans and unfunded new commitments, totaled $1.8B  Core portfolio growth of 1.5% driven by higher yielding commercial loans  Existing core portfolios have strong credit quality  Note: Wtd. Avg. Rate excludes loan fees and accretion.  Core loans excludes premium finance loans, student loans and Civic loans.  Lender finance includes the national lending portfolio, which had a balance of less than $25mm in each of 3Q24 and 4Q24.   Fourth Quarter 2024 Earnings | 15

 $389  $588  $698  $852  $830  $212  $1,223  $142  $1,405  $382  $1,271  $700  $1,082  $937  $1,353  $1,436  $1,546  $1,654  $1,781  $2,290  $1,280  $552  $873  $661  $1,076  $832  $659  $803  $1,257  $747  $1,832  $1,534  $1,908  $1,462  $2,004  Loan Activity  Rate on new production of 7.02% reflects commercial loan production rate of 7.6% offset by lower production rate for real estate loans  Loan production and line utilization of $2.3B outpaced payoffs and paydowns of $2.0B  Unfunded new commitments increased to $830mm   Loan originations including production, purchased loans and unfunded new commitments, totaled $1.8B compared to 3Q24 of $1.6B  4Q24 Highlights  Net loan growth driven by strong production and net line utilization  Fourth Quarter 2024 Earnings | 16  Loan Production  Line Utilization  Payoffs  Paydowns  4Q23  1Q24  2Q24  Rate on Production  Total Loan Yield  3Q24  Includes charge-offs and transfers to HFS.  ($ in millions)  Unfunded New Commitments  4Q24

Asset Quality Ratios and Trends

- ACL coverage ratio impacted by improvement in the economic forecast, a mix shift towards loan categories with lower expected losses and the impact of charge-offs, which offset the impact of changes in risk ratings
- NPL, Classified and Delinquent loan inflows primarily driven by one customer relationship with two loans with no expected loss due to collateral coverage
- Classified inflows also driven by downgrades of still accruing loans where performance metrics indicated deterioration
- ACL coverage ratio of 1.13% is bolstered by economic coverage ratio of 1.72%[1]

Continuing conservative outlook and heightened monitoring given uncertain economic environment

ACL / Total Loans ($mm)



1.22%
1.26%
1.19%
1.20%
1.13%
$311.3
$320.1
$275.3
$281.9
$268.4
4Q23
1Q24
2Q24
3Q24
4Q24
ACL
ACL / Total Loans HFI

Nonperforming Loans (NPLs) ($mm)



0.29%
0.57%
0.50%
0.72%
0.80%
$74.3
$13.3
$37.6
$23.4
$145.8
$53.9
$43.1
$48.8
$117.1
$46.1
$53.5
$17.5
$168.3
$55.8
$79.3
$33.3
$189.6
$63.5
$96.8
$29.2
4Q23
1Q24
2Q24
3Q24
4Q24
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans
NPLs to Loans/leases HFI

Classified Loans ($mm)



0.90%
1.44%
1.79%
2.27%
2.37%
$228.4
$61.6
$136.3
$30.5
$366.7
$161.9
$151.6
$53.2
$415.5
$172.1
$206.2
$37.2
$533.6
$233.9
$264.4
$35.4
$563.5
$267.1
$266.1
$30.3
4Q23
1Q24
2Q24
3Q24
4Q24
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans
Classified Loans / Total Loans HFI

Delinquent Loans ($mm)



0.57%
0.93%
0.36%
0.53%
0.76%
$144.2
$19.9
$44.8
$79.6
$236.0
$67.2
$62.4
$106.4
$83.8
$27.0
$37.8
$19.0
$125.0
$43.1
$48.5
$33.4
$180.2
$41.8
$93.7
$44.7
4Q23
1Q24
2Q24
3Q24
4Q24
CRE Loans (excluding MF and Construction)
Discontinued Loans
Other Core Loans
Delinquent Loans / Total Loans HFI

BANC OF CALIFORNIA

1. Economic coverage ratio adjusts our ACL coverage ratio to include the loss coverage from credit-linked notes and unearned credit marks from purchase accounting. Denotes a non-GAAP measure, see Non-GAAP Reconciliation" slides at end of presentation.

Fourth Quarter 2024 Earnings | 17

 ACL coverage ratio at appropriate level under CECL given portfolio mix  Allowance for Credit Losses Walk  1.19%   1.20%   ($ in millions)  4Q24 net charge-offs detail    Fourth Quarter 2024 Earnings | 18  4Q24 Highlights  ACL 3Q24  Net Charge-offs   $13.0   Provision  ACL 4Q24  1.20%   1.13%   ACL decreased $13.5mm driven by:  Net charge-offs of $26.5mm primarily driven by a commercial loan exposure with isolated risk and one remaining Civic loan, both of which migrated to NPL in 3Q24  ACL provision of $13mm primarily driven by one commercial loan credit loss included in net charge-offs  Recent loan growth is in segments with relatively low expected credit losses; resulted in lower ACL coverage under CECL

 California-Centric CRE Portfolio  72% of total CRE portfolio located in California  Total CRE has a low weighted average LTV of 61%  Other Property Types includes mobile homes, self storage, gas stations, special use, school, place of worship and restaurants  4Q24 Highlights  High quality CRE portfolio has low weighted-average LTV and high debt-service coverage ratio (DSCR)  Total CRE is well diversified across multiple industries  Office  Industrial  Retail  Hotel  Health Facility  Mixed Use  Other  Represents most recent appraisal or weighted-average LTV at origination.   Note: CRE excludes government guaranteed CRE collateralized SBA loans.  Total CRE comprises 55% of total loans and Other CRE comprises 16.6% of total loans  84% of office collateral located in California, 6% in Colorado and 10% in other states  Multifamily has a low average LTV and a strong DSCR coverage ratio of 1.30x  Other CRE as % of Total CRE   Fourth Quarter 2024 Earnings | 19

 Balance sheet mix shift drives IRR position closer to neutral  Interest Rate Sensitivity  IRR position closer to neutral as gap between short-term liabilities and assets decreased ~$1.1B in 4Q from $7.3B at 3Q to $6.2B  Short-term interest sensitive assets increased $900mm driven by higher levels of warehouse and fund finance loans and the timing of AFS security maturities  Short-term interest sensitive liabilities decreased $200mm QoQ as NIB deposits increased and other short-term borrowings matured  Interest sensitive assets have higher repricing betas than interest sensitive liabilities, offsetting the impact from the asset/liability gap and achieving a more neutral IRR position  Loans Years to Maturity/Repricing   Loan Composition  Rate sensitive defined as assets or liabilities that are repricing or maturing within one year.  Note: Short Term (“ST”) Variable: Variable rate loans which resets within one year.    Fourth Quarter 2024 Earnings | 20  Asset/Liabilities Repricing Mix ($B)  $12.9  $20.6  $19.7  $13.8  Short Term A/L  Long Term A/L  40%1  59%1

Investment Securities Portfolio

Higher yield and lower duration vs. prior quarter due to benefits of 3Q AFS securities repositioning

4Q24 Highlights

- Average securities yield increased 21 bps QoQ after full quarter impact of repositioning $742mm AFS securities in 3Q24
- Unrealized pre-tax loss on AFS securities of $280mm up $54mm QoQ driven primarily by an increase in longer term interest rates
- AFS portfolio duration decreased ~0.4 years to ~4.4 years and total portfolio duration decreased ~0.3 years to ~5.6 years

Security Type[1] ($ in millions)	4Q24	3Q24	Variance	Duration (yrs) 4Q24
AFS - Gov't & Agency	$ 1,364	$ 1,379	$ (14)	6.1
AFS - CLO's	279	285	(6)	0.3
AFS - Corporate Bonds	258	267	(9)	1.4
AFS - Municipal Bonds	1	1	(0)	3.7
AFS - Non-Agency Securitizations	345	370	(25)	3.7
AFS	$ 2,247	$ 2,300	$ (54)	4.4
HTM - Gov't & Agency	630	628	2	5.9
HTM - Corporate Bonds	70	70	0	4.0
HTM - Municipal Bonds	1,251	1,250	1	8.0
HTM - Non-Agency Securitizations	355	354	1	5.6
HTM	$ 2,308	$ 2,303	$ 5	7.0
Total Securities	$ 4,554	$ 4,603	$ (49)	5.6

Portfolio Profile

Credit Rating



AAA
AA
A
BB
BBB
Not Rated
3%
5%
0%
0%
16%
76%

Composition



Private Label MBS
CLO
Corporates
Gov't & AGC
Munis
15%
27%
6%
7%
44%

Average Portfolio Balances & Yields



2.72%
2.92%
2.92%
2.98%
3.19%
$6.0
$4.7
$4.7
$4.7
$4.7
4Q23
1Q24
2Q24
3Q24
4Q24
Average Balance ($ in billions)
Yield

1. Reflects fair value for AFS securities and amortized cost for HTM securities. Excludes FRB and FHLB stock and $1.5 million loss reserve on HTM securities.

BANC OF CALIFORNIA
Fourth Quarter 2024 Earnings | 21

 High Level of Available Liquidity  Total primary liquidity of $4.4B, including unpledged AFS securities of $2.0B(1)  Total primary and secondary liquidity of $15.9B  Uninsured and uncollateralized deposits of $7.2B, which represents approximately 26.4% of total deposits  Total primary and secondary liquidity was 2.2x uninsured and uncollateralized deposits  4Q24 Highlights  Maintaining high levels of primary and secondary liquidity as prudent risk management  (2)   Fourth Quarter 2024 Earnings | 22  (1)  Figures presented as Bank only, excludes restricted cash.  Net of haircut: 8.6% as of December 31, 2024.

 Strong Capital Base  CET 1 ratio of 10.55%, up from 10.46% in the prior quarter   TCE ratio increased 1.4% to 7.99% since merger close  All regulatory capital ratios in excess of minimum “well-capitalized” levels  Building capital levels for strength and flexibility  3Q24  4Q24  3Q24  4Q24  4Q24 Highlights  Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides at end of presentation.  Note: 4Q24 regulatory capital ratios are preliminary.   Fourth Quarter 2024 Earnings | 23  CET 1 Ratio  TCE Ratio

 Executed significant balance sheet repositioning in 2024 . . .  Fourth Quarter 2024 Earnings | 24  Wholesale funding defined as borrowings plus brokered time deposits.   Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides at end of presentation.  Note: 4Q23 balance sheet includes impact of $400mm capital raise, sale of $6B in lower-yielding assets and paydown of $10B higher cost wholesale funding.  Sold $1.95B Civic loan portfolio  Purchased $319mm of lender finance loans  Fully paid down BTFP of $2.6B  Repositioned $0.7B of investment securities to improve yield  Retired $1.85B of high-cost brokered deposits, lowered brokered to <10% of total fundings  Improved wholesale funding ratio(1) from 16.6% to 10.3%  2024 repositioning actions  ($ in millions)

. . . resulting in strong growth in core earnings and capital

Balance sheet repositioning actions and swift delivery of merger integration milestones throughout 2024 have driven significant growth in key profitability drivers and capital

Avg. NIB / Deposits	Wholesale Funding Ratio	Cost of Funds	NIM	Noninterest Operating Expenses(1,3)
29.1%	10.3%	2.55%	3.04%	$182mm
+650 bps	-630 bps	-113 bps	+135 bp	-36% (2)

Note: Growth rates represent variance from 4Q23 to 4Q24

CAGR

Earnings per share



+209%
+$0.16
$0.12
$0.28
1Q24
4Q24

TBVPS(3)



+6%
+$0.69
$15.03
$15.72
1Q24
4Q24

CET 1 Ratio



+6%
+0.46%
10.09%
10.55%
1Q24
4Q24

BANC OF CALIFORNIA

1. Excludes acquisition related costs
2. Growth rate assumes 4Q23 normalized expenses adjusted to include combined company expenses for a full quarter and adjust incentive compensation to target
3. Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation.

Fourth Quarter 2024 Earnings | 25

 Appendix

 Non-GAAP Financial Information  Fourth Quarter 2024 Earnings | 27  Tangible assets, tangible common equity, tangible common equity to tangible assets, tangible book value per common share, adjusted net earnings (loss), adjusted return on average assets, return on average tangible common equity, adjusted return on average tangible common equity, pre-tax pre-provision (“PTPP”) income, adjusted PTPP income, adjusted noninterest expense, and economic coverage ratio constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company's performance.   Tangible assets and tangible equity is calculated by subtracting goodwill and other intangible assets from total assets. Tangible common equity is calculated by subtracting preferred stock, as applicable, from tangible equity. Return on average tangible common equity is calculated by dividing net earnings available to common stockholders, after adjustment for amortization of intangible assets and goodwill impairment, by average tangible common equity. Adjusted return on average tangible common equity is calculated by dividing adjusted net earnings available to common stockholders, after adjustment for amortization of intangible assets and goodwill impairment, by average tangible common equity. Banking regulators also exclude goodwill and other intangible assets from stockholders' equity when assessing the capital adequacy of a financial institution.   Adjusted net earnings (loss) is calculated by adjusting net earnings (loss) by unusual, one-time items. ROAA is calculated by dividing annualized net earnings (loss) by average assets. Adjusted ROAA is calculated by dividing annualized adjusted net earnings (loss) by average assets.  PTPP income is calculated by adding net interest income and noninterest income (total revenue) and subtracting noninterest expense. Adjusted PTPP income is calculated by adding net interest income and adjusted noninterest income (adjusted total revenue) and subtracting adjusted noninterest expense.  Adjusted noninterest expense is calculated by subtracting acquisition, integration and reorganization costs from total noninterest expense. Adjusted noninterest expense excluding customer related expenses is calculated by subtracting customer related expenses from adjusted noninterest expense.  Economic coverage ratio is calculated by dividing the allowance for credit losses adjusted for the impact of the credit-linked notes and unearned credit mark from purchase accounting by loans and leases held for investment, net of deferred fees.  Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.   The following tables on pages 28-33 provide reconciliations of the non-GAAP measures to financial measures defined by GAAP.

 Non-GAAP Reconciliation  Tangible common equity divided by tangible assets.  Total common equity divided by common shares outstanding.  Tangible common equity divided by common shares outstanding.  Common shares outstanding include non-voting common equivalents that are participating securities.   Fourth Quarter 2024 Earnings | 28

 Non-GAAP Reconciliation  Effective tax rates of 24.76%, 27.61%, 28.62%, 26.40%, and 14.12% used for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.  Annualized net earnings (loss) divided by average stockholders' equity.  Annualized adjusted net earnings (loss) available to common and equivalent stockholders for ROATCE divided by average tangible common equity.  Annualized adjusted net earnings (loss) available to common and equivalent stockholders for adjusted ROATCE divided by average tangible common equity.   Fourth Quarter 2024 Earnings | 29

 Non-GAAP Reconciliation   Fourth Quarter 2024 Earnings | 30  Effective tax rates of 24.76%, 27.61%, 28.62%, 26.40%, and 14.12% used for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.  Adjusted net earnings (loss) available to common and equivalent stockholders divided by weighted average common shares outstanding.  Annualized net earnings (loss) divided by average assets.  Annualized adjusted net earnings (loss) divided by average assets.

 Non-GAAP Reconciliation   Fourth Quarter 2024 Earnings | 31  Annualized PTPP income divided by average assets.  Annualized adjusted PTPP income divided by average assets.

 Non-GAAP Reconciliation   Fourth Quarter 2024 Earnings | 32

 Non-GAAP Reconciliation   Fourth Quarter 2024 Earnings | 33  Unearned credit mark from purchase accounting estimated by using the same pro rata split between the credit and yield marks associated with the non-PCD loans (purchased loans without credit deterioration at the time of the purchase) at the time of the acquisition.   Credit-linked notes loss coverage equal to 5% of the unpaid principal balance of the pledged loans.  Allowance for credit losses divided by loans and leases held for investment, net of deferred fees.   Adjusted allowance for credit losses divided by loans and leases held for investment, net of deferred fees.

 4Q24 Noteworthy Items  4Q24 results included several noteworthy items, which impacted financial results but partially offset each other  Revenue lower due to combination of lower dividends and negative fair value adjustment on CRA equity investments   Tax related adjustment mostly driven by YTD true-up adjustment for state taxes  1. 28% tax rate used for calculations  Fourth Quarter 2024 Earnings | 34

 Loan Interest Rate Sensitivity  Roughly half of fixed rate and hybrid loans will reset or mature within the next three years and reprice to higher coupons  Over 99% of adjustable-rate loans with floors are at or above their respective floors  Variable rate loans are almost entirely Prime or SOFR based  20% of fixed rate and hybrid loans will reprice / reset within one year at higher rates  Years to Fixed Rate Loans Maturities or Hybrid Rate Loans Reset  Floors: Variable Rate Loans  Loan Portfolio by Index Rate  Fourth Quarter 2024 Earnings | 35  92%  39%  38%  38%  91%  $2.9B  WAC 4.92%  $1.7B  WAC 4.12%  $1.8B  WAC 4.03%  $8.0B  WAC 3.81%  Note: Actual loan portfolio yield is higher than WAC due to discount accretion.  82%  50%  63%  78%  22%  37%  50%  18%

Experienced management team with track record of success at leading institutions



Jared Wolff

President and Chief Executive Officer

30+ years of banking and law. Previously held senior executive positions with City National Bank (RBC) and PacWest Bancorp



Joe Kauder

Chief Financial Officer

30+ years banking experience, previously served as EVP, CFO Wells Fargo Wholesale Banking



Chris Baron

President, Community Banking

30+ years banking experience. Previously served as President of Los Angeles Region for Pacific Western Bank



Chris Blake

Vice Chairman of the Bank

40+ years of banking experience, previously served as President & CEO, Community Bank Division, for PacWest Bancorp.



Bryan Corsini

Chief Credit Officer

35+ years banking experience, previously served as CCO of PacWest Bancorp and Director of Pacific Western Bank



Debbie Dahl-Amundson

Chief Internal Audit Officer

Leads the internal audit group and SOX Compliance, previously served as Assistant General Auditor for PNC



Ido Dotan

General Counsel and Chief Administrative Officer

Experienced in corporate securities, M&A, and structured finance. Previously served as EVP of Carrington Mortgage Holdings



Hamid Hussain

President of the Bank

30+ years of banking experience, previously served as EVP, Real Estate Market Executive for Wells Fargo



Stan Ivie

Head of Government and Regulatory Affairs

Previously served as the Chief Risk Officer of PacWest Bancorp & the regional director for the FDIC's San Francisco and Dallas Regions



Alex Kweskin

Chief Human Resources Officer

25+ years of Human Resources experience, previously held HR leadership roles at MUFG Union Bank and Wells Fargo



Scott Ladd

Chief Credit Officer for Specialty Banking and Credit Operations

25+ years banking and consulting experience, previously served as EVP, Group Head, Portfolio Management at PacWest Bancorp



Olivia Lindsay

Chief Risk Officer

20+ years of experience in regulatory processes and controls, previously spent 15 years at MUFG Union Bank



Sean Lynden

President, Venture Banking Group

30+ years of banking and related experience. Previously served as President of Venture Banking Group for Pacific Western Bank



Michael Pierron

Head of Payments

25+ years of technology, product and operations, previously served as Head of Operations at Flagstar Bank



Steve Schwimmer

Chief Information Officer

30+ years of experience in banking technology, previously served as the EVP, Chief Innovation Officer at PacWest Bancorp

BANC OF CALIFORNIA

Fourth Quarter 2024 Earnings | 36